Exhibit 99.1

Hennessy Capital Acquisition Corp. III Common Stock and Warrants

to Commence Trading Separately on August 1, 2017

NEW YORK – July 27, 2017 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U) (the “Company”) announced today that holders of the Company’s units may elect to separately trade the common stock and warrants underlying the units commencing August 1, 2017. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Those units not separated will continue to trade on the NYSE American (formerly known as the NYSE MKT) under the symbol “HCAC.U” and the common stock and the warrants are expected to trade under the symbols “HCAC” and “HCAC WS,” respectively. Holders of the units will need to have their brokers contact Continental Stock Transfer and Trust Company, the Company’s transfer agent, in order to separate the units into shares of common stock and warrants.

A registration statement relating to the units and underlying securities was declared effective by the Securities and Exchange Commission on June 22, 2017.

This press release shall not constitute an offer to sell nor the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained from: Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, NY 10010, or by telephone at (800) 221-1037, or by email at newyork.prospectus@credit-suisse.com, and Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate, One Montgomery Street, Suite 3700, San Francisco, CA 94104, or by telephone at (415) 364-2720, or by email at syndprospectus@stifel.com.

Note Concerning Forward-Looking Statements

This press release may include “forward-looking statements.” All statements, other than statements of historical facts, included in this news release that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, including, but not limited to the following: changes in general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulations; and other factors, many of which are beyond the control of the Company. Information concerning these and other factors can be found in the Company's filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by the Company will be realized, or even if realized, that they will have the expected consequences to or effects on the Company, its business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a newly organized blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy will be to identify, acquire and, after its initial business combination, build an industrial manufacturing, distribution or services business.

Contacts:

Daniel J. Hennessy

Chairman and CEO

dhennessy@hennessycapllc.com

(307) 734-4849

Nicholas A. Petruska

Executive Vice President and CFO

npetruska@hennessycapllc.com

(330) 550-9074

Media Contacts:

Glen Orr or Geralyn DeBusk

Halliburton Investor Relations

HCAC@halliburtonir.com

(972) 458-8000